(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
March 31, 2002


MuniHoldings
Insured Fund II, Inc.


www.mlim.ml.com


MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income tax by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.



MuniHoldings Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS INSURED FUND II, INC.


The Benefits and Risks of Leveraging


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million create a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds, or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Insured Fund II, Inc., March 31, 2002


DEAR SHAREHOLDER


For the six months ended March 31, 2002, the Common Stock of MuniHoldings Insured Fund II, Inc. earned $0.415 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.15%, based on a month-end per share net asset value of $13.54. Over the same period, the total investment return on the Fund's Common Stock was +0.25%, based on a change in per share net asset value from $13.94 to $13.54, and assuming reinvestment of $0.412 per share income dividends.

For the six months ended March 31, 2001, the Fund's Preferred Stock had an average yield of 1.59% for Series A, 1.53% for Series B and 1.61% for Series C.


The Municipal Market Environment
During the six months ended March 31, 2002, long-term fixed-income interest rates exhibited considerable volatility, while long-term US Treasury bond and tax-exempt bond yields registered moderate increases. In order to foster both economic activity and consumer confidence following the September 11, 2001 terrorist attacks, the Federal Reserve Board continued to lower short-term interest rates. In early October 2001, the Federal Reserve Board reduced the short-term interest rate target to 2.50%, the lowest rate in nearly 40 years. However, US economic reports continued to be very weak, pushing US equity prices lower and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields had declined to 4.87%, falling more than 50 basis points (0.50%) in October 2001. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities to realize recent profits in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields had risen to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its most recent revision, fourth quarter 2001 US gross domestic product growth was significantly increased to 1.5%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, however, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth, following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting that while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months. Over the last six months, long-term US Treasury bond yields rose almost 40 basis points.

The municipal bond market displayed a very similar pattern during the six-month period ended March 31, 2002. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to recover some of their earlier losses. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market was also unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at approximately 5.60%. An improving technical position within the municipal bond market, especially a decline in the rate of new bond issuance has allowed it to outperform its taxable counterpart thus far in 2002. At the end of March, long-term tax-exempt bond yields were largely unchanged for the year at 5.64%. During the last six months, long-term municipal bond yields rose approximately 25 basis points.

Interest rates are likely to remain near current levels in early 2002 as US economic conditions are expected to remain relatively weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
During the six-month period ended March 31, 2002, our principal investment strategy was to adopt a more defensive market position. This meant shifting the Fund from an above-market to below-market neutral position, while seeking to maintain a competitive yield. This was accomplished by selling longer-dated securities and investing the proceeds in the 20-year sector. In addition, we reduced our cash reserves to augment the Fund's income and because low tax-exempt money market rates negatively affect the Fund's yield. We also utilized Treasury futures contracts in an effort to further protect the Fund's net asset value from declines should interest rates rise. This strategy proved beneficial, allowing the Fund to realize a positive total return and a competitive yield.

Looking forward, we expect the Federal Reserve Board to be successful at fostering economic growth. This is likely to put upward pressure on interest rates in the future. The Fund will maintain a defensive structure to reduce portfolio asset volatility in expectation of higher bond yields. We have also slightly increased our exposure to uninsured issues. As the domestic economy moves to recover, we believe these investment-grade issues are likely to perform well, supporting the Fund's yield and total return.

The tax-exempt market continues to experience a very positively sloped yield curve. This has generated a significant income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. However, should the spread between long-term and short-term interest rates narrow, the benefits of leverage will decline and as a result, reduce the yield on the Fund's Common Stock. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)



MuniHoldings Insured Fund II, Inc., March 31, 2002


In Conclusion
We appreciate your investment in MuniHoldings Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



May 1, 2002



PROXY RESULTS

During the six-month period ended March 31, 2002, MuniHoldings
Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:            Terry K. Glenn               21,729,688          444,158
                                             Joe Grills                   21,726,543          447,303
                                             Stephen B. Swensrud          21,737,966          435,880


During the six-month period ended March 31, 2002, MuniHoldings
Insured Fund II, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

                                                                       Shares Voted      Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Joe Grills, Robert S. Salomon, Jr., Melvin R. Seiden
   and Stephen B. Swensrud as follows:                      Series A         2,064             0
                                                            Series B         2,082             0
                                                            Series C         3,908             0



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                    S&P      Moody's    Face
STATE             Ratings    Ratings   Amount  Issue                                                                 Value
Alaska--1.4%        AAA       Aaa     $ 2,995  Alaska Energy Authority, Power Revenue Refunding Bonds
                                               (Bradley Lake), 4th Series, 6% due 7/01/2020 (c)                   $   3,301

                    AAA       Aaa       2,000  Anchorage, Alaska, Water Revenue Refunding Bonds,
                                               6% due 9/01/2024 (a)                                                   2,121

                    AAA       Aaa       1,700  Matanuska-Susitna Boro, Alaska, GO, Series A,
                                               6% due 3/01/2020 (d)                                                   1,803


California--7.1%                               Alameda County, California, COP, Refunding, Series A (d):
                    NR*       Aaa       3,500     5.375% due 12/01/2013                                               3,739
                    NR*       Aaa       3,000     5.375% due 12/01/2014                                               3,184

                    AAA       Aaa      15,275  California Pollution Control Financing Authority, PCR,
                                               Refunding (Pacific Gas & Electric), AMT, Series A, 5.35%
                                               due 12/01/2016 (d)                                                    15,472

                                               Los Angeles, California, Department of Water and Power,
                                               Electric Plant Revenue Refunding Bonds:
                    A+        Aaa       1,455     6% due 2/15/2005 (e)                                                1,588
                    NR*       Aa3         515     RIB, Series 370, 10.26% due 2/15/2024 (f)                             598

                    NR*       Aaa       1,500  Port Oakland, California, Trust Receipts, Revenue Bonds,
                                               AMT, Class R, Series K, 9.71% due 11/01/2021 (b)(f)                    1,574

                    AA        Aa3       7,000  Sacramento County, California, Sanitation District Financing
                                               Authority, Revenue Refunding Bonds, RIB, Series 366, 10.04%
                                               due 12/01/2027 (f)                                                     8,305

                    AAA       Aaa       1,250  San Francisco, California, City and County Airport Commission,
                                               International Airport, Special Facilities Lease Revenue Bonds
                                               (SFO Fuel Company LLC), AMT, Series A, 6.10% due 1/01/2020 (c)         1,318



Portfolio Abbreviations


To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


ACES SM    Adjustable Convertible Extendible Securities
AMT        Alternative Minimum Tax(subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniHoldings Insured Fund II, Inc., March 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                    S&P      Moody's    Face
STATE             Ratings    Ratings   Amount  Issue                                                                 Value
Colorado--4.7%                                 Aurora, Colorado, COP (a):
                    AAA       Aaa     $ 3,055     5.75% due 12/01/2019                                            $   3,215
                    AAA       Aaa       3,230     5.75% due 12/01/2020                                                3,380

                    NR*       Aa2       2,010  Colorado HFA, Revenue Refunding Bonds (S/F Program),
                                               AMT, Senior Series A-2, 7.50% due 4/01/2031                            2,211

                    NR*       Aaa       4,000  Colorado Health Facilities Authority, Hospital Revenue
                                               Refunding Bonds (Poudre Valley Health Care), Series A,
                                               5.75% due 12/01/2023 (c)                                               4,101

                                               Larimer County, Colorado, Poudre School District Number
                                               R-1, GO (b):
                    AAA       Aaa       4,665     6.25% due 12/15/2011                                                5,255
                    AAA       Aaa       2,000     6% due 12/15/2012                                                   2,204
                    AAA       Aaa       2,975     6% due 12/15/2013                                                   3,273


Connecticut--7.1%   AAA       Aaa       3,440  Connecticut State Airport Revenue Bonds (Bradley
                                               International Airport), AMT, Series A, 5.25%
                                               due 10/01/2017 (b)                                                     3,443

                                               Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                               Program), AMT (d):
                    AAA       Aaa       8,500     Series D, 5.15% due 11/15/2022                                      8,258
                    AAA       Aaa       4,250     Series D-2, 5.30% due 5/15/2033                                     4,130

                    AA        Baa3      5,710  Connecticut State Health and Educational Facilities
                                               Authority, Revenue Refunding Bonds (University of Hartford),
                                               Series E, 5.50% due 7/01/2022                                          5,832

                                               Hamden, Connecticut, GO, Refunding (d):
                    AAA       Aaa       2,660     5.25% due 8/15/2013                                                 2,812
                    AAA       Aaa       2,785     5.25% due 8/15/2014                                                 2,916

                                               New Haven, Connecticut, GO, Series B (c):
                    AAA       Aaa       3,360     5.75% due 11/01/2017                                                3,597
                    AAA       Aaa       1,915     5.75% due 11/01/2018                                                2,043
                    AAA       Aaa       2,575     5.75% due 11/01/2019                                                2,740


District of         AAA       Aaa       5,000  District of Columbia, GO, Refunding, DRIVERS, Series 152,
Columbia--2.1%                                 9.18% due 6/01/2013 (c)(f)                                             5,485

                    AAA       Aaa       5,115  District of Columbia, Water and Sewer Authority,
                                               Public Utility Revenue Refunding Bonds, 5.50% due
                                               10/01/2023 (c)                                                         5,312


Florida--2.3%       AAA       Aaa       2,705  Florida Municipal Loan Council Revenue Bonds, Series A,
                                               5.25% due 11/01/2015 (d)                                               2,782

                                               Jacksonville, Florida, Electric Authority, Electric
                                               System Revenue Bonds, VRDN (g):
                    A1+       VMIG1++   3,000     Series C, 1.35% due 10/01/2030                                      3,000
                    A1+       VMIG1++   2,700     Sub-Series A, 1.35% due 10/01/2010                                  2,700
                    A1+       VMIG1++   1,000     Sub-Series F, 1.35% due 10/01/2030                                  1,000

                    AAA       Aaa       2,000  Tampa Bay, Florida, Water Utility System Revenue Bonds,
                                               6% due 10/01/2011 (b)(e)                                               2,245


Hawaii--2.2%        AAA       Aaa      10,000  Hawaii State, GO, Series CT, 5.875% due 9/01/2009 (c)(e)              11,058


Idaho--0.6%         NR*       Aaa       3,000  Idaho Housing and Finance Association, S/F Mortgage
                                               Revenue Bonds, AMT, Series E, 6% due 1/01/2032                         3,056


Illinois--9.6%      AAA       Aaa       5,030  Chicago, Illinois, GO, Refunding, Series A-2,
                                               6.25% due 1/01/2014 (a)                                                5,670

                                               Chicago, Illinois, GO, Series A (b):
                    AAA       Aaa       2,500     6.75% due 7/01/2010 (e)                                             2,924
                    AAA       Aaa       8,800     6% due 1/01/2021 (h)                                                9,365
                    AAA       Aaa       9,330     6% due 1/01/2022                                                    9,914

                    AAA       Aaa       2,185  Chicago, Illinois, Neighborhoods Alive 21, GO, Series PG-A,
                                               6% due 1/01/2017 (b)                                                   2,355

                    A+        A1        6,000  Hodgkins, Illinois, Environmental Improvement Revenue Bonds
                                               (Metro Biosolids Management LLC Project), AMT, 5.90% due
                                               11/01/2017                                                             5,938

                    NR*       Aaa       1,600  Kane, Cook and Du Page Counties, Illinois, School District
                                               Number 46, Elgin, GO, 6.50% due 1/01/2016 (c)                          1,797

                    AAA       Aaa       8,160  Lake, Cook, Kane & McHenry Counties, Illinois, Community
                                               Unit School District, GO, 6% due 12/01/2020(b)                         8,687

                    NR*       Aaa       2,000  Northern Illinois University, Revenue Refunding Bonds
                                               (Auxiliary Facilities System), 6% due 4/01/2009 (a)(e)                 2,205


Indiana--2.5%       AAA       Aaa       2,595  Indiana State Educational Facilities Authority, Revenue
                                               Refunding Bonds (Butler University Project), 5.50% due
                                               2/01/2017 (d)                                                          2,662

                    AAA       NR*       9,280  Shelbyville, Indiana, Elementary School Building Corporation
                                               Revenue Bonds, First Mortgage, 5.75% due 1/15/2009 (c)(e)             10,123


Kansas--1.8%        AA        Aa2       3,510  Kansas State Development Finance Authority, Health
                                               Facilities Revenue Bonds (Sisters of Charity--Leavenworth),
                                               Series J, 6.125% due 12/01/2020                                        3,666

                    BBB+      A3        5,220  Wyandotte County, Kansas, Kansas City Unified Government,
                                               Revenue Refunding Bonds (General Motors Corporation Project),
                                               6% due 6/01/2025                                                       5,241


Louisiana--0.5%     AAA       Aaa       2,000  Louisiana Local Government, Environmental Facilities,
                                               Community Development Authority Revenue Bonds (Capital
                                               Projects and Equipment Acquisition), Series A, 6.30%
                                               due 7/01/2030 (a)                                                      2,252

                    NR*       VMIG1++     100  Louisiana State Offshore Terminal Authority, Deepwater
                                               Port Revenue Refunding Bonds (First Stage A-Loop Inc.),
                                               ACES, 1.35% due 9/01/2006 (g)                                            100


Maryland--2.2%                                 Prince Georges County, Maryland, Consolidated Public
                                               Improvement, GO (b):
                    AAA       Aaa       6,000     5.25% due 12/01/2015                                                6,255
                    AAA       Aaa       5,000     5.25% due 12/01/2017                                                5,123


Massachusetts--     AAA       Aaa       5,380  Massachusetts State, HFA, S/F Housing Revenue Refunding
1.9%                                           Bonds, AMT, Series 77, 6.375% due 6/01/2029 (c)                        5,591

                    BBB       NR*       1,105  Massachusetts State Industrial Finance Agency, Higher
                                               Education Revenue Refunding Bonds (Hampshire College
                                               Project), 5.80% due 10/01/2017                                         1,066

                                               Massachusetts State Water Resource Authority, Revenue
                                               Refunding Bonds, Series A (b):
                    AAA       Aaa       1,270     6% due 8/01/2016                                                    1,386
                    AAA       Aaa       1,500     6% due 8/01/2017                                                    1,630



MuniHoldings Insured Fund II, Inc., March 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                    S&P      Moody's    Face
STATE             Ratings    Ratings   Amount  Issue                                                                 Value
Michigan--1.4%      AAA       Aaa     $ 2,000  Detroit, Michigan, Water Supply System Revenue Bonds,
                                               Senior Lien, Series A, 5.875% due 1/01/2010 (b)(e)                 $   2,208

                                               Michigan State Hospital Finance Authority, Revenue
                                               Refunding Bonds, Series A:
                    AA        Aa2       2,000     (Ascension Health Credit), 6.125% due 11/15/2026                    2,064
                    AAA       Aaa       1,000     (Mercy Mount Clemens), 6% due 5/15/2014 (d)                         1,067

                    NR*       Aaa       1,500  Saint Clair County, Michigan, Economic Revenue Refunding
                                               Bonds (Detroit Edison Company), RIB, Series 282, 10.96%
                                               due 8/01/2024 (a)(f)                                                   1,799


Minnesota--3.5%     AAA       Aaa       4,250  Minneapolis, Minnesota, Special School District Number 001,
                                               COP, Series A, 5.90% due 2/01/2006 (d)(e)                              4,579

                                               Prior Lake, Minnesota, Independent School District
                                               Number 719, GO (c):
                    NR*       Aaa       2,555     5.50% due 2/01/2016                                                 2,657
                    NR*       Aaa       1,830     5.50% due 2/01/2017                                                 1,892
                    NR*       Aaa       3,570     5.50% due 2/01/2018                                                 3,677
                    NR*       Aaa       2,840     5.50% due 2/01/2019                                                 2,914

                    NR*       Aaa       2,185  Sauk Rapids, Minnesota, Independent School District
                                               Number 47, GO, Series A, 5.625% due 2/01/2018 (d)                      2,281


Mississippi--       BBB-      Ba1       7,500  Mississippi Business Finance Corporation, Mississippi,
1.6%                                           PCR, Refunding (System Energy Resources Inc. Project),
                                               5.875% due 4/01/2022                                                   7,165

                    AAA       Aaa       1,000  Walnut Grove, Mississippi, Correctional Authority, COP,
                                               6% due 11/01/2019 (a)                                                  1,074


Nevada--5.1%        AAA       Aaa       3,000  Clark County, Nevada, Airport Revenue Bonds, Sub-Lien,
                                               Series A, 6% due 7/01/2010 (d)(e)                                      3,355

                    AAA       Aaa       7,000  Las Vegas, Nevada, New Convention and Visitors Authority
                                               Revenue Bonds, 5.75% due 7/01/2016 (a)                                 7,370

                    AAA       Aa2       2,295  Nevada Housing Division, S/F Mortgage Revenue Bonds, AMT,
                                               Series A-2, 6.30% due 4/01/2022 (d)                                    2,397

                                               Truckee Meadows, Nevada, Water Authority, Water Revenue
                                               Bonds, Series A (c):
                    AAA       Aaa       5,000     5.50% due 7/01/2018                                                 5,127
                    AAA       Aaa       4,445     5.50% due 7/01/2019                                                 4,542

                    AAA       Aaa       3,000  Washoe County, Nevada, School District, GO, 5.875%
                                               due 6/01/2020(c)                                                       3,138


New Jersey--        AAA       Aaa      12,130  New Jersey State Transportation Trust Fund Authority,
2.6%                                           Transportation System Revenue Refunding Bonds, Series B,
                                               6% due 12/15/2019 (d)                                                 13,288


New Mexico--                                   Farmington, New Mexico, PCR, Refunding (Public Service
1.4%                                           Company of San Juan):
                    BBB-      Baa3      1,875     Series B, 6.30% due 12/01/2016                                      1,905
                    AAA       Aaa       5,000     Series C, 5.70% due 12/01/2016 (a)                                  5,202


New York--          AAA       Aaa       2,000  Metropolitan Transportation Authority, New York, Commuter
9.3%                                           Facilities Revenue Bonds, Series A, 6% due 7/01/2016 (b)               2,195

                    AAA       Aaa      14,000  Nassau Health Care Corporation, New York, Health System
                                               Revenue Bonds, 5.75% due 8/01/2022 (c)                                14,786

                    AAA       Aaa       5,000  New York City, New York, GO, Refunding, Series G, 5.75%
                                               due 2/01/2017 (c)                                                      5,290

                    AAA       Aaa      10,000  New York City, New York, GO, Series A, 5.25% due
                                               11/01/2014 (d)                                                        10,328

                    AAA       Aaa       5,000  New York State Dormitory Authority, Revenue Refunding
                                               Bonds (State University Educational Facilities), 5.75%
                                               due 5/15/2024 (b)                                                      5,274

                    AAA       Aaa       2,500  New York State Urban Development Corporation Revenue
                                               Bonds (Correctional Facilities Service Contract),
                                               Series C, 6% due 1/01/2029 (a)                                         2,668

                    AAA       Aaa       6,250  Port Authority of New York and New Jersey, Consolidated
                                               Revenue Refunding Bonds, AMT, 119th Series, 5.50% due
                                               9/15/2016 (b)                                                          6,410


Ohio--0.6%          NR*       Aaa       1,745  Aurora, Ohio, City School District, COP, 6.10% due
                                               12/01/2019 (d)                                                         1,889

                    AAA       Aaa       1,000  Kent State Univesity, Ohio, University Revenue Bonds,
                                               6% due 5/01/2024 (a)                                                   1,068


Oregon--1.1%        AAA       Aaa       5,000  Linn County, Oregon, Community School District Number 9,
                                               Lebanon, GO, Refunding, 6.125% due 6/15/2010 (d)(e)                    5,607


Pennsylvania--                                 Lycoming County, Pennsylvania, College Authority Revenue
2.2%                                           Bonds (Pennsylvania College of Technology) (d):
                    NR*       Aaa       2,255     5.25% due 7/01/2007 (e)                                             2,396
                    NR*       Aaa       3,345     5.25% due 7/01/2018                                                 3,357

                    NR*       Aaa       1,530  Palmyra, Pennsylvania, Area School District, GO, 5.375%
                                               due 5/01/2016 (b)                                                      1,575

                    A-        NR*       2,430  Sayre, Pennsylvania, Health Care Facilities Authority
                                               Revenue Bonds (Guthrie Health Issue), Series B, 5.85%
                                               due 12/01/2020                                                         2,414

                    A-        NR*       1,335  Sayre, Pennsylvania, Health Care Facilities Authority,
                                               Revenue Refunding Bonds (Guthrie Healthcare System),
                                               Series A, 5.75% due 12/01/2021                                         1,313


Rhode Island--      NR*       Aaa       5,555  Providence, Rhode Island, Redevelopment Agency, Revenue
1.1%                                           Refunding Bonds (Public Safety and Municipal Buildings),
                                               Series A, 5.75% due 4/01/2019 (a)                                      5,817


South Carolina--    NR*       Aaa       4,375  South Carolina Housing Finance and Development Authority,
0.9%                                           Mortgage Revenue Refunding Bonds, AMT, Series A-2, 6.35%
                                               due 7/01/2019 (c)                                                      4,573


Tennessee--1.2%     AAA       Aaa       3,500  Metropolitan Government of Nashville and Davidson County,
                                               Tennessee, Health and Education Facilities Board Revenue
                                               Refunding Bonds (Ascension Health Credit), Series A, 5.875%
                                               due 11/15/2028 (a)                                                     3,596

                    AA        Aa2       1,080  Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                               Series 2C, 6% due 7/01/2011                                            1,140

                    AAA       Aaa       1,515  Tennessee HDA, Revenue Refunding Bonds (Homeownership
                                               Program), AMT, Series 1, 6.05% due 7/01/2014 (d)                       1,591



MuniHoldings Insured Fund II, Inc., March 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                    S&P      Moody's    Face
STATE             Ratings    Ratings   Amount  Issue                                                                 Value
Texas--6.7%         AA-       Aa3     $ 6,500  Austin, Texas, Convention Enterprises Inc., Convention
                                               Center Revenue Bonds, Trust Certificates, Second Tier,
                                               Series B, 6% due 1/01/2023                                         $   6,655

                    A1+       VMIG1++   1,200  Bell County, Texas, Health Facilities Development
                                               Corporation, Hospital Revenue Bonds (Scott & White
                                               Memorial Hospital), VRDN, Series 2001-2, 1.35% due
                                               8/15/2031 (d)(g)                                                       1,200

                                               Dallas-Fort Worth, Texas, International Airport Revenue
                                               Refunding and Improvement Bonds, AMT, Series A (b):
                    AAA       Aaa       1,835     5.875% due 11/01/2017                                               1,903
                    AAA       Aaa       2,150     5.875% due 11/01/2018                                               2,223
                    AAA       Aaa       2,390     5.875% due 11/01/2019                                               2,466

                                               El Paso, Texas, Water and Sewer Revenue Refunding and
                                               Improvement Bonds, Series A (c):
                    AAA       Aaa       2,650     6% due 3/01/2015                                                    2,892
                    AAA       Aaa       3,875     6% due 3/01/2016                                                    4,219
                    AAA       Aaa       4,115     6% due 3/01/2017                                                    4,464

                    A1+       NR*       5,100  Harris County, Texas, Health Facilities Development
                                               Corporation, Hospital Revenue Refunding Bonds
                                               (Methodist Hospital), VRDN, 1.30% due 12/01/2025 (g)                   5,100

                    AAA       Aaa       1,850  Midland, Texas, Certificates of Obligation, GO, 6.10%
                                               due 3/01/2027 (b)                                                      1,962

                    AAA       Aaa       1,000  Travis County, Texas, Health Facilities Development
                                               Corporation, Revenue Refunding Bonds (Ascension Health
                                               Credit), Series A, 5.875% due 11/15/2024 (a)                           1,023


Utah--1.5%          AAA       Aaa       2,400  Salt Lake City, Utah, Municipal Building Authority,
                                               Lease Revenue Refunding Bonds (Municipal Improvements
                                               and Refunding Project), Series A, 5.40% due 10/15/2019 (a)             2,418

                    AAA       Aaa       5,000  Weber County, Utah, Municipal Building Authority, Lease
                                               Revenue Refunding Bonds, 5.75% due 12/15/2019 (d)                      5,168


Virginia--1.8%      AAA       Aaa       8,980  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                               Series J, Sub-Series J-1, 5.20% due 7/01/2019 (d)                      8,939


Washington--6.8%                               Energy Northwest, Washington, Electric Revenue Refunding
                                               Bonds (Columbia Generating), Series A (c):
                    AAA       Aaa       3,000     5.50% due 7/01/2016                                                 3,090
                    AAA       Aaa       7,300     5.50% due 7/01/2017                                                 7,472

                    AAA       Aaa       1,505  King County, Washington, Sewer Revenue Bonds, Second Series,
                                               6% due 1/01/2020 (b)                                                   1,590

                    NR*       Aaa       3,445  Lewis County, Washington, GO, Refunding, 5.75% due
                                               12/01/2024 (a)                                                         3,555

                                               Port Seattle, Washington, Revenue Bonds, AMT, Series B (b):
                    AAA       Aaa       2,500     5.625% due 4/01/2015                                                2,579
                    AAA       Aaa       4,640     5.625% due 4/01/2016                                                4,772
                    AAA       Aaa       4,750     5.625% due 4/01/2018                                                4,849

                    AAA       Aaa       2,500  Seattle, Washington, Municipal Light and Power Revenue
                                               Bonds, 6% due 10/01/2024 (d)                                           2,641

                    AAA       Aaa       3,500  Seattle, Washington, Water System Revenue Bonds, Series B,
                                               6% due 7/01/2029 (b)                                                   3,693


West Virginia--     AAA       Aaa       6,210  West Virginia State Housing Development Fund, Housing
1.2%                                           Finance Revenue Refunding Bonds, Series D, 5.20% due 11/01/2021        6,127


Wisconsin--1.0%                                Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT,
                                               Series A (b):
                    NR*       Aaa       2,175     6% due 12/01/2016                                                   2,306
                    NR*       Aaa       2,675     6% due 12/01/2017                                                   2,828


Wyoming--0.6%       AA        Aa2       3,000  Wyoming Community Development Authority, Housing Revenue
                                               Refunding Bonds, AMT, Series 2, 5.45% due 12/01/2018                   2,930


Puerto Rico--1.2%   NR*       Aaa       5,000  Puerto Rico Commonwealth, GO, RIB, Series 365, 6% due
                                               7/01/2005 (d)(e)(f)                                                    5,972


                    Total Investments (Cost--$484,069)--98.8%                                                       501,025
                    Variation Margin on Financial Futures Contracts**--0.1%                                             469
                    Other Assets Less Liabilities--1.1%                                                               5,585
                                                                                                                  ---------
                    Net Assets--100.0%                                                                            $ 507,079
                                                                                                                  =========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2002.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2002.
(h)Security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Financial futures contracts sold as of March 31, 2002 were as follows:


Number of                       Expiration
Contracts        Issue             Date              Value

  1,000    US Treasury Bonds    June 2002         $102,453,125
                                                  ------------
Total Financial Futures Contracts Sold
(Total Contract Price--$104,159,219)              $102,453,125
                                                  ============

++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



Quality Profile


The quality ratings of securities in the Fund as of March 31, 2002 were as follows:


                                Percent of
S&P Rating/Moody's Rating       Net Assets

AAA/Aaa                            84.7%
AA/Aa                               6.6
A/A                                 2.9
BBB/Baa                             2.0
Other*                              2.6

*Temporary investments in short-term municipal securities.



MuniHoldings Insured Fund II, Inc., March 31, 2002


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of March 31, 2002
Assets:         Investments, at value (identified cost--$484,068,924)                                          $501,024,941
                Cash                                                                                                 53,126
                Receivables:
                   Securities sold                                                         $ 10,909,011
                   Interest                                                                   7,822,471
                   Variation margin                                                             468,750          19,200,232
                                                                                           ------------
                Prepaid expenses and other assets                                                                     6,891
                                                                                                               ------------
                Total assets                                                                                    520,285,190
                                                                                                               ------------

Liabilities:    Payables:
                   Securities purchased                                                      12,735,932
                   Dividends to shareholders                                                    234,806
                   Investment adviser                                                           193,972          13,164,710
                                                                                           ------------
                Accrued expenses                                                                                     41,325
                                                                                                               ------------
                Total liabilities                                                                                13,206,035
                                                                                                               ------------

Net Assets:     Net assets                                                                                     $507,079,155
                                                                                                               ============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (8,180 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                         $204,500,000
                   Common Stock, par value $.10 per share (22,352,426 shares issued
                   and outstanding)                                                        $  2,235,243
                Paid-in capital in excess of par                                            313,735,958
                Undistributed investment income--net                                          2,361,039
                Accumulated realized capital losses on investments--net                    (34,415,196)
                Unrealized appreciation on investments--net                                  18,662,111
                                                                                           ------------
                Total--Equivalent to $13.54 net asset value per share of Common
                Stock (market price--$12.22)                                                                    302,579,155
                                                                                                               ------------
                Total capital                                                                                  $507,079,155
                                                                                                               ============


*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Six Months Ended March 31, 2002
Investment      Interest                                                                                       $ 13,173,843
Income:

Expenses:       Investment advisory fees                                                   $  1,407,057
                Commission fees                                                                 256,195
                Accounting services                                                              87,317
                Professional fees                                                                42,567
                Transfer agent fees                                                              32,436
                Printing and shareholder reports                                                 23,553
                Directors' fees and expenses                                                     17,274
                Listing fees                                                                     13,968
                Custodian fees                                                                   13,431
                Pricing fees                                                                      9,499
                Other                                                                            22,234
                                                                                           ------------
                Total expenses before reimbursement                                           1,925,531
                Reimbursement of expenses                                                     (139,803)
                                                                                           ------------
                Total expenses after reimbursement                                                                1,785,728
                                                                                                               ------------
                Investment income--net                                                                           11,388,115

Realized &      Realized gain on investments--net                                                                 3,299,061
Unrealized      Change in unrealized appreciation/depreciation on investments--net                             (12,730,731)
Gain (Loss) on                                                                                                 ------------
Investments--   Net Increase in Net Assets Resulting from Operations                                           $  1,956,445
Net:                                                                                                           ============


See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          For the Six           For the
                                                                                          Months Ended         Year Ended
                                                                                           March 31,         September 30,
                Increase (Decrease) in Net Assets:                                            2002                2001
Operations:     Investment income--net                                                    $  11,388,115       $  23,574,926
                Realized gain on investments--net                                             3,299,061           5,842,559
                Change in unrealized appreciation/depreciation on investments--net         (12,730,731)          21,163,416
                                                                                          -------------       -------------
                Net increase in net assets resulting from operations                          1,956,445          50,580,901
                                                                                          -------------       -------------

Dividends &     Investment income--net:
Distributions      Common Stock                                                             (9,204,662)        (16,447,295)
to                 Preferred Stock                                                          (1,588,923)         (6,850,397)
Shareholders:   Realized gain on investments--net:
                   Common Stock                                                                (64,353)                  --
                   Preferred Stock                                                             (24,447)                  --
                                                                                          -------------       -------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                              (10,882,385)        (23,297,692)
                                                                                          -------------       -------------

Net Assets:     Total increase (decrease) in net assets                                     (8,925,940)          27,283,209
                Beginning of period                                                         516,005,095         488,721,886
                                                                                          -------------       -------------
                End of period*                                                            $ 507,079,155       $ 516,005,095
                                                                                          =============       =============

                *Undistributed investment income--net                                     $   2,361,039       $   1,766,509
                                                                                          =============       =============

See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., March 31, 2002


FINANCIAL HIGHLIGHTS

                                                                           For the                                 For the
The following per share data and ratios                                      Six                                    Period
have been derived from information                                          Months           For the               Feb. 26,
provided in the financial statements.                                       Ended           Year Ended            1999++ to
                                                                           March 31,       September 30,          Sept. 30,
Increase (Decrease) in Net Asset Value:                                      2002         2001         2000          1999
Per Share         Net asset value, beginning of period                     $   13.94    $   12.72    $   12.72    $   15.00
Operating                                                                  ---------    ---------    ---------    ---------
Performance:      Investment income--net                                         .51         1.06         1.09          .68
                  Realized and unrealized gain (loss) on
                  investments--net                                             (.43)         1.21          .04       (2.24)
                                                                           ---------    ---------    ---------    ---------
                  Total from investment operations                               .08         2.27         1.13       (1.56)
                                                                           ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                                    (.41)        (.74)        (.75)        (.43)
                     Realized gain on investments--net                       --+++++           --           --           --
                                                                           ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Stock shareholders                                    (.41)        (.74)        (.75)        (.43)
                                                                           ---------    ---------    ---------    ---------
                  Capital write-off (charge) resulting from
                  issuance of Common Stock                                        --           --      --+++++        (.03)
                                                                           ---------    ---------    ---------    ---------
                  Effect of Preferred Stock:
                     Dividends and distributions to Preferred
                     Stock shareholders:
                        Investment income--net                                 (.07)        (.31)        (.38)        (.17)
                        Realized gain on investments--net                    --+++++           --           --           --
                     Capital write-off (charge) resulting
                     from issuance of Preferred Stock                             --           --      --+++++        (.09)
                                                                           ---------    ---------    ---------    ---------
                  Total effect of Preferred Stock                              (.07)        (.31)        (.38)        (.26)
                                                                           ---------    ---------    ---------    ---------
                  Net asset value, end of period                           $   13.54    $   13.94    $   12.72    $   12.72
                                                                           =========    =========    =========    =========
                  Market price per share, end of period                    $   12.22    $   13.04    $   10.75    $   12.00
                                                                           =========    =========    =========    =========


Total Investment  Based on market price per share                         (3.28%)+++       28.87%        4.07%  (17.36%)+++
Return:**                                                                  =========    =========    =========    =========
                  Based on net asset value per share                         .25%+++       16.43%        7.08%  (12.40%)+++
                                                                           =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement
Average Net       and excluding reorganization expenses***                    1.16%*        1.09%        1.13%        .62%*
Assets of                                                                  =========    =========    =========    =========
Common Stock:     Total expenses, excluding reorganization expenses***        1.25%*        1.26%        1.39%       1.22%*
                                                                           =========    =========    =========    =========
                  Total expenses***                                           1.25%*        1.26%        1.70%       1.22%*
                                                                           =========    =========    =========    =========
                  Total investment income--net***                             7.40%*        7.83%        8.67%       8.27%*
                                                                           =========    =========    =========    =========
                  Amount of dividends to Preferred Stock shareholders         1.03%*        2.28%        3.03%       2.04%*
                                                                           =========    =========    =========    =========
                  Investment income--net, to Common Stock shareholders        6.37%*        5.55%        5.64%       6.23%*
                                                                           =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement and
Total Average     excluding reorganization expenses                            .70%*         .65%         .64%        .38%*
Net                                                                        =========    =========    =========    =========
Assets:***++++++  Total expenses, excluding reorganization expenses            .75%*         .75%         .79%        .75%*
                                                                           =========    =========    =========    =========
                  Total expenses                                               .75%*         .75%         .97%        .75%*
                                                                           =========    =========    =========    =========
                  Total investment income--net                                4.45%*        4.67%        4.93%       5.07%*
                                                                           =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Stock shareholders                   1.56%*        3.36%        3.98%       3.24%*
Average Net                                                                =========    =========    =========    =========
Assets of
Preferred Stock:


Supplemental      Net assets, net of Preferred Stock,
Data:             end of period (in thousands)                             $ 302,579    $ 311,505    $ 284,222    $ 139,929
                                                                           =========    =========    =========    =========
                  Preferred Stock outstanding, end of period
                  (in thousands)                                           $ 204,500    $ 204,500    $ 204,500    $ 105,000
                                                                           =========    =========    =========    =========
                  Portfolio turnover                                          37.39%       61.09%      139.29%      159.29%
                                                                           =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                                $   2,480    $   2,523    $   2,390    $   2,333
                                                                           =========    =========    =========    =========


Dividends         Series A--Investment income--net                         $     195    $     820    $   1,002    $     443
Per Share on                                                               =========    =========    =========    =========
Preferred Stock   Series B--Investment income--net                         $     184    $     830    $   1,009    $     432
Outstanding:++++                                                           =========    =========    =========    =========
                  Series C--Investment income--net                         $     199    $     850    $     124           --
                                                                           =========    =========    =========    =========

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on March 18, 1999
(Series A and B) and August 14, 2000 (Series C).
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.



MuniHoldings Insured Fund II, Inc., March 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended March 31, 2002, FAM earned fees of $1,407,057, of which $139,803 was waived.

For the six months ended March 31, 2002, the Fund reimbursed FAM
$9,673 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2002 were $203,750,146 and $182,987,530, respectively.

Net realized gains for the six months ended March 31, 2002 and net unrealized gains as of March 31, 2002 were as follows:


                                       Realized         Unrealized
                                        Gains             Gains

Long-term investments               $  2,958,670       $ 16,956,017
Financial futures contracts              340,391          1,706,094
                                    ------------       ------------
Total                               $  3,299,061       $ 18,662,111
                                    ============       ============


As of March 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $16,956,017, of which $19,237,752 related to appreciated securities and $2,281,735 related to depreciated securities. The aggregate cost of investments at March 31, 2002 for Federal income tax purposes was $484,068,924.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended March 31, 2002 and during the year ended September 30, 2001 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 2002 were as follows: Series A, 1.40%; Series B, 1.40%; and Series C, 1.50%.

Shares issued and outstanding during the six months ended March 31, 2002 and during the year ended September 30, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended March 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $158,048 as commissions.


5. Capital Loss Carryforward:
At September 30, 2001, the Fund had a capital loss carryforward of approximately $34,220,000, of which $22,700,000 expires in 2007 and $11,520,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On April 4, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069400 per share, payable on April 29, 2002 to shareholders of record as of April 17, 2002.



MuniHoldings Insured Fund II, Inc., March 31, 2002


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Robert A. DiMella, Vice President
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Stephen M. Benham, Secretary


Vincent R. Giordano, Senior Vice President of MuniHoldings Insured Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Giordano well in his retirement.



Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MUE